Exhibit 99.1

Investor Relations Contact:
Shanye Hudson, (510) 661-1600
shanye.hudson@seagate.com

Media Contact:
Gregory Belloni, (415) 235-9092
gregory.belloni@seagate.com

SEAGATE TECHNOLOGY REPORTS FISCAL FIRST QUARTER 2022 FINANCIAL RESULTS
–Revenue of $3.12 billion
–GAAP operating margin of 18.8%; non-GAAP operating margin of 20.1%
–GAAP diluted earnings per share (EPS) of $2.28; non-GAAP diluted EPS of $2.35
–Raised the quarterly cash dividend for third consecutive year to $0.70 per share
–Cash flow from operations of $496 million and free cash flow of $379 million

FREMONT, CA - October 22, 2021 - Seagate Technology Holdings plc (NASDAQ: STX) (the “Company” or “Seagate”) today reported financial results for its fiscal first quarter ended October 1, 2021.

“Seagate had an exceptional start to the fiscal year with solid revenue growth, significant profit expansion and higher free cash flow generation in the September quarter. Mass capacity revenue topped the $2 billion mark for the first time, led by ongoing demand from cloud data center customers and strength in the video and image applications markets. Our results demonstrate consistent execution, a sustained healthy demand environment and positive structural change in storage industry dynamics. Collectively these factors led to achieving margin levels consistent with our long-term targets and support our increased revenue growth outlook for fiscal 2022,” said Dave Mosley, Seagate’s chief executive officer.

“Long-term, secular demand for mass capacity storage underpins our multi-year financial growth targets. Seagate’s innovative technology roadmap and operational agility position the company well to capture these growing opportunities and continue generating robust free cash flow to deliver value for customers and shareholders.”

Quarterly Financial Results

	GAAP		Non-GAAP
	FQ1 2022	FQ1 2021	FQ1 2022	FQ1 2021
Revenue ($M)	$3,115	$2,314	$3,115	$2,314
Gross Margin	30.7%	25.8%	31.0%	26.5%
Operating Margin	18.8%	10.8%	20.1%	12.7%
Net Income ($M)	$526	$223	$544	$242
Diluted Earnings Per Share	$2.28	$0.86	$2.35	$0.93

The Company generated $496 million in cash flow from operations and $379 million in free cash flow during the fiscal first quarter 2022. Seagate maintained a healthy balance sheet, and during the fiscal first quarter the Company paid cash dividends of $153 million and repurchased 4.9 million ordinary shares for $425 million. Cash and cash equivalents totaled $991 million. There were 225 million ordinary shares issued and outstanding as of the end of the quarter.
For a detailed reconciliation of GAAP to non-GAAP results, see accompanying financial tables.

Seagate has issued a Supplemental Financial Information document, which is available on Seagate’s Investor Relations website at investors.seagate.com.

Quarterly Cash Dividend
The Board of Directors of the Company (the “Board”) declared a quarterly cash dividend of $0.70 per share, which will be payable on January 5, 2022 to shareholders of record as of the close of business on December 22, 2021. The payment of any future quarterly dividends will be at the discretion of the Board and will be dependent upon Seagate’s financial position, results of operations, available cash, cash flow, capital requirements and other factors deemed relevant by the Board.

Business Outlook
The business outlook for the fiscal second quarter 2022 is based on our current assumptions and expectations; actual results may differ materially, as a result of, among other things, the important factors discussed in the Cautionary Note Regarding Forward-Looking Statements section of this release.

The Company is providing the following guidance for its fiscal second quarter 2022:
•Revenue of $3.1 billion, plus or minus $150 million
•Non-GAAP diluted EPS of $2.35, plus or minus $0.15

Guidance regarding non-GAAP diluted EPS excludes known charges related to amortization of acquired intangible assets of $0.02 per share and estimated share-based compensation expenses of $0.17 per share.

We have not reconciled our non-GAAP diluted EPS guidance for fiscal second quarter 2022 to the most directly comparable GAAP measure because material items that may impact these measures are out of our control and/or cannot be reasonably predicted, including, but not limited to, accelerated depreciation, impairment and other charges related to cost saving efforts, restructuring charges, losses and costs recognized on the modification or early redemption and repurchase of debt, strategic investment gains, losses or impairment recognized, income tax adjustments on these measures, and other charges or benefits that may arise. The amounts of these measures are not currently available but may be material to future results. A reconciliation of the non-GAAP diluted EPS guidance for fiscal second quarter 2022 to the corresponding GAAP measures is not available without unreasonable effort. A reconciliation of our historical non-GAAP financial measures to their nearest GAAP equivalent is contained in this release.

Investor Communications
Seagate management will hold a public webcast today at 6:00 a.m. Pacific / 9:00 a.m. Eastern that can be accessed on its Investor Relations website at investors.seagate.com.

An archived audio webcast of this event will be available on Seagate’s Investor Relations website at investors.seagate.com shortly following the event conclusion.

About Seagate
Seagate Technology crafts the datasphere, helping to maximize humanity’s potential by innovating world-class, precision-engineered data storage and management solutions with a focus on sustainable partnerships. A global technology leader for more than 40 years, the company has shipped over three billion terabytes of data capacity. Learn more about Seagate by visiting www.seagate.com or following us on Twitter, Facebook, LinkedIn, YouTube, and subscribing to our blog.

© 2021 Seagate Technology LLC. All rights reserved. Seagate, Seagate Technology, and the Spiral logo are registered trademarks of Seagate Technology LLC in the United States and/or other countries.

Cautionary Note Regarding Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements provide current expectations of future events based on certain assumptions and include any statement that does not directly relate to any historical fact. Forward-looking statements include, among other things, statements about the Company’s plans, strategies and prospects, financial outlook for future periods, including the fiscal second quarter 2022, expectations regarding the Company’s products, our ability to ramp production, storage industry trends and market demand, shifts in technology, the Company’s ability to meet market and industry expectations and the effects of these future trends, the possible effects of the economic conditions worldwide resulting from the COVID-19 pandemic, and expectations on the Company’s business as well as dividend issuance plans for the fiscal quarter ending December 31, 2021 and beyond. Forward-looking statements generally can be identified by words such as “expects,” “intends,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “projects,” “should,” “may,” “will,” "will continue," "can," "could" or the negative of these words, variations of these words and comparable terminology, in each case, intended to refer to future events or circumstances. However, the absence of these words or similar expressions does not mean that a statement is not forward-looking. Forward-looking statements are subject to various uncertainties and risks that could cause our actual results to differ materially from historical experience and our present expectations or projections. These risks and uncertainties include, but are not limited to, those described under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Company’s Annual Report on Form 10-K for the year ended July 2, 2021 filed with the U.S. Securities and Exchange Commission on August 6, 2021. Undue reliance should not be placed on the forward-looking statements in this press release, which are based on information available to us on, and which speak only as of, the date hereof. The Company undertakes no obligation to update forward-looking statements to reflect events or circumstances after the date they were made, unless required by applicable law.

The inclusion of Seagate’s website addresses in this press release are provided for convenience only. The information contained in, or that can be accessed through, Seagate’s websites and social media channels are not part of this press release.

SEAGATE TECHNOLOGY HOLDINGS PLC
CONDENSED CONSOLIDATED BALANCE SHEETS
(In millions)

	October 1, 2021	July 2, 2021
	(unaudited)
ASSETS
Current assets:
Cash and cash equivalents	$991	$1,209
Accounts receivable, net	1,301	1,158
Inventories	1,188	1,204
Other current assets	188	208
Total current assets	3,668	3,779
Property, equipment and leasehold improvements, net	2,213	2,181
Goodwill	1,237	1,237
Other intangible assets, net	24	29
Deferred income taxes	1,128	1,117
Other assets, net	343	332
Total Assets	$8,613	$8,675
LIABILITIES AND EQUITY
Current liabilities:
Accounts payable	$1,766	$1,725
Accrued employee compensation	190	282
Accrued warranty	62	61
Current portion of long-term debt	245	245
Accrued expenses	626	608
Total current liabilities	2,889	2,921
Long-term accrued warranty	78	75
Other non-current liabilities	154	154
Long-term debt, less current portion	4,891	4,894
Total Liabilities	8,012	8,044

Total Equity	601	631
Total Liabilities and Equity	$8,613	$8,675

SEAGATE TECHNOLOGY HOLDINGS PLC
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(In millions, except per share data)
(Unaudited)

	For the Three Months Ended
	October 1, 2021	October 2, 2020
Revenue	$3,115	$2,314

Cost of revenue	2,159	1,718
Product development	233	223
Marketing and administrative	133	118
Amortization of intangibles	3	3
Restructuring and other, net	1	1
Total operating expenses	2,529	2,063

Income from operations	586	251

Interest income	—	1
Interest expense	(59)	(50)
Other, net	6	19
Other expense, net	(53)	(30)

Income before income taxes	533	221
Provision (benefit) for income taxes	7	(2)
Net income	$526	$223

Net income per share:
Basic	$2.33	$0.87
Diluted	2.28	0.86
Number of shares used in per share calculations:
Basic	226	257
Diluted	231	259

Cash dividends declared per ordinary share	$0.67	$0.65

SEAGATE TECHNOLOGY HOLDINGS PLC
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(In millions)
(Unaudited)

	For the Three Months Ended
	October 1, 2021	October 2, 2020
OPERATING ACTIVITIES
Net income	$526	$223
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	104	99
Share-based compensation	34	28
Deferred income taxes	(4)	(18)
Other non-cash operating activities, net	2	(8)
Changes in operating assets and liabilities:
Accounts receivable, net	(143)	249
Inventories	16	(181)
Accounts payable	28	(24)
Accrued employee compensation	(92)	(67)
Accrued expenses, income taxes and warranty	11	(21)
Other assets and liabilities	14	17
Net cash provided by operating activities	496	297
INVESTING ACTIVITIES
Acquisition of property, equipment and leasehold improvements	(117)	(111)
Proceeds from sale of investments	15	11
Purchases of investments	(18)	(4)
Net cash used in investing activities	(120)	(104)
FINANCING ACTIVITIES
Redemption and repurchase of debt	(6)	(13)
Dividends to shareholders	(153)	(167)
Repurchases of ordinary shares	(425)	(68)
Taxes paid related to net share settlement of equity awards	(43)	(31)
Proceeds from issuance of ordinary shares under employee stock plans	33	29
Other financing activities, net	—	(1)
Net cash used in financing activities	(594)	(251)
Decrease in cash, cash equivalents and restricted cash	(218)	(58)
Cash, cash equivalents and restricted cash at the beginning of the period	1,211	1,724
Cash, cash equivalents and restricted cash at the end of the period	$993	$1,666

Use of non-GAAP financial information

The Company uses non-GAAP measures of gross profit, gross margin, operating expenses, income from operations, operating margin, net income, diluted EPS, and free cash flow, which are adjusted from results based on GAAP to exclude certain benefits, expenses, gains and losses. These non-GAAP financial measures are provided to enhance the user’s overall understanding of the Company’s current financial performance and its prospects for the future. Specifically, the Company believes non-GAAP results provide useful information to both management and investors as these non-GAAP results exclude certain benefits, expenses, gains and losses that it believes are not indicative of its core operating results and because it is similar to the approach used in connection with the financial models and estimates published by financial analysts who follow the Company.

These non-GAAP results are some of the measurements management uses to assess the Company’s performance, allocate resources and plan for future periods. Reported non-GAAP results should only be considered as supplemental to results prepared in accordance with GAAP, and not considered as a substitute or replacement for, or superior to, GAAP results. These non-GAAP measures may differ from the non-GAAP measures reported by other companies in its industry.

SEAGATE TECHNOLOGY HOLDINGS PLC
RECONCILIATIONS OF GAAP TO NON-GAAP MEASURES
(In millions, except per share amounts and gross margin)
(Unaudited)

	For the Three Months Ended
	October 1, 2021	October 2, 2020
GAAP Gross Profit	$956	$596
Accelerated depreciation, impairment and other charges related to cost saving efforts	—	2
Amortization of acquired intangible assets	1	9
Share-based compensation	9	7
Non-GAAP Gross Profit	$966	$614

GAAP Gross Margin	30.7%	25.8%
Non-GAAP Gross Margin	31.0%	26.5%

GAAP Operating Expenses	$370	$345
Amortization of acquired intangible assets	(3)	(3)
Restructuring and other, net	(1)	(1)
Share-based compensation	(25)	(21)
Other charges	(2)	—
Non-GAAP Operating Expenses	$339	$320

GAAP Income From Operations	$586	$251
Accelerated depreciation, impairment and other charges related to cost saving efforts	—	2
Amortization of acquired intangible assets	4	12
Restructuring and other, net	1	1
Share-based compensation	34	28
Other charges	2	—
Non-GAAP Income From Operations	$627	$294

GAAP Operating Margin	18.8%	10.8%
Non-GAAP Operating Margin	20.1%	12.7%

GAAP Net Income	$526	$223
Accelerated depreciation, impairment and other charges related to cost saving efforts	—	2
Amortization of acquired intangible assets	4	12
Restructuring and other, net	1	1
Losses and costs recognized on the modification or early redemption and repurchase of debt	—	2
Strategic investment gains recognized	(9)	(31)
Share-based compensation	34	28
Other charges	2	14
Income tax adjustments	(14)	(9)
Non-GAAP Net Income	$544	$242

SEAGATE TECHNOLOGY HOLDINGS PLC
RECONCILIATIONS OF GAAP TO NON-GAAP MEASURES
(In millions, except per share amounts and gross margin)
(Unaudited)

	For the Three Months Ended
	October 1, 2021	October 2, 2020
Shares used in diluted net income per share calculation	231	259
GAAP Diluted Net Income Per Share	$2.28	$0.86
Non-GAAP Diluted Net Income Per Share	2.35	0.93

GAAP Net Cash Provided by Operating Activities	$496	$297
Acquisition of property, equipment and leasehold improvements	117	111
Free Cash Flow	$379	$186

The Company’s Non-GAAP measures are adjusted for the following items:

Accelerated depreciation, impairment and other charges related to cost saving efforts
These expenses are excluded in the non-GAAP measures due to the inconsistency in amount and frequency and are excluded to facilitate a more meaningful evaluation of the Company’s current operating performance and comparison to its past periods’ operating performance.
Amortization of acquired intangible assets
The Company records expense from amortization of intangible assets that were acquired in connection with its business combinations over their estimated useful lives. Such charges are inconsistent in size and are significantly impacted by the timing and magnitude of the Company’s acquisitions. Consequently, these expenses are excluded in the non-GAAP measures to facilitate a more meaningful evaluation of its current operating performance and comparison to its past periods’ operating performance.
Share-based compensation
These expenses consist primarily of expenses for employee share-based compensation. Given the variety of equity awards used by companies, the varying methodologies for determining share-based compensation expense, the subjective assumptions involved in those determinations, and the volatility in valuations that can be driven by market conditions outside the Company’s control, the Company believes excluding share-based compensation expense enhances the ability of management and investors to understand and assess the underlying performance of its business over time and compare it against the Company’s peers, a majority of whom also exclude share-based compensation expense from their non-GAAP results.
Restructuring and other, net
Restructuring and other, net are costs associated with restructuring plans that are primarily related to costs associated with reduction in the Company’s workforce, exiting certain facilities and other related costs. These also exclude charges or gains from sale of properties. These costs or benefits do not reflect the Company’s ongoing operating performance and consequently are excluded from the non-GAAP measures to facilitate a more meaningful evaluation of its current operating performance and comparison to its past periods’ operating performance.
Losses and costs recognized on the modification or early redemption and repurchase of debt
From time to time, the Company incurs losses and fees from the early redemption and repurchase of certain long-term debt instruments. The losses represent the difference between the reacquisition costs and the par value of the debt extinguished. Other fees include any new fees associated with a modification and the write-off of any unamortized debt issuance costs associated with an extinguishment of debt. The amount of these charges may be inconsistent in size and varies depending on the timing of the repurchase of debt and consequently is excluded from the non-GAAP measures to facilitate a more meaningful evaluation of its current operating performance and comparison to its past periods’ operating performance.
Strategic investment gains recognized
From time to time, the Company incurs losses or gains from strategic investments accounted for under the equity method of accounting or records downward or upward adjustments to the carrying value of strategic investments accounted for under the measurement alternative if an impairment or observable price adjustment is recognized in the current period that are not considered as part of its ongoing operating performance. The resulting expense or gain is inconsistent in amount and frequency and consequently is excluded from the non-GAAP measures to facilitate a more meaningful evaluation of its current operating performance and comparison to its past periods’ operating performance.
Other charges
The other charges primarily include write-offs related to an internal reorganization and IT transformation costs. These charges are inconsistent in amount and frequency and are excluded in the non-GAAP measures to facilitate a more meaningful evaluation of its current operating performance and comparison to its past periods’ operating performance.
Income tax adjustments
Provision or benefit for income taxes represents the tax effects of non-GAAP adjustments determined using a hybrid with and without method and effective tax rate for the applicable adjustment and jurisdiction.
Free cash flow
Free cash flow is a non-GAAP measure defined as net cash provided by operating activities less acquisition of property, equipment and leasehold improvements. Free cash flow does not reflect non-cash items, net cash used or provided by financing activities, and net cash used or provided by investing activities, other than acquisition of property, equipment and leasehold improvements. This non-GAAP financial measure is used by management to assess the Company's sources of liquidity, capital structure and operating performance.